Power of Attorney

         Each person whose signature appears below on this Amendment to Registration Statement hereby constitutes and appoints Mark N. Jacobs, James Windels, Michael A. Rosenberg, Steven F. Newman, Robert Mullery and Jeff Prusnofsky and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


        Signature                                     Title                            Date


/s/ Stephen E. Canter                        President and Principal Executive     January 23, 2003
------------------------------------         Officer
STEPHEN E. CANTER


/s/ James Windels                            Treasurer  (Principal Financial and   January 23, 2003
------------------------------------         Accounting Officer
JAMES WINDELS


/s/ Joseph S. DiMartino                      Chairman of the Board                 January 23, 2003
------------------------------------
JOSEPH S. DIMARTINO


/s/ Lucy Wilson Benson                       Board Member                          January 23, 2003
------------------------------------
LUCY WILSON BENSON


/s/ Clifford L. Alexander, Jr.               Board Member                          January 23, 2003
------------------------------------
CLIFFORD L. ALEXANDER, JR.


/s/ David W. Burke                           Board Member                          January 23, 2003
------------------------------------
DAVID W. BURKE


/s/ Whitney I. Gerard                        Board Member                          January 23, 2003
------------------------------------
WHITNEY I. GERARD


/s/ Arthur A. Hartman                        Board Member                          January 23, 2003
------------------------------------
ARTHUR A. HARTMAN


/s/ George L. Perry                          Board Member                          January 23, 2003
------------------------------------
GEORGE L. PERRY
